UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 15, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding potential transactions and other alternatives to be considered by Emdeon Corporation, as described in this Current Report. These statements are based on current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements, including risks and uncertainties regarding the amount and timing of potential benefits of any possible transaction or other alternative to be considered by Emdeon. We expressly disclaim any intent or obligation to update these forward-looking statements.

Item 1.01. Entry into a Material Definitive Agreement
     As previously disclosed, the Registrant and Emdeon Corporation, which currently owns approximately 85.8% of the outstanding common stock of the Registrant, have entered into a tax sharing agreement, dated as of September 23, 2005 (which we refer to, in this Current Report, as the Prior Agreement), in connection with the Registrant’s initial public offering of shares of its Class A Common Stock. On February 15, 2006, effective for tax years beginning on and after January 1, 2006, the Registrant and Emdeon entered into an amended and restated tax sharing agreement (which we refer to, in this Current Report, as the Amended Agreement) that supersedes the Prior Agreement. The description below of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement itself, a copy of which is filed as Exhibit 10.1 to this Current Report and which is incorporated by reference in this Item 1.01 in its entirety.
     Under the Amended Agreement, Emdeon will compensate the Registrant for any use of the Registrant’s net operating losses that may result from certain extraordinary transactions, including a sale of Emdeon Business Services and Emdeon Practice Services. Specifically, if Emdeon or any corporation that is controlled, directly or indirectly, by Emdeon other than the Registrant or its subsidiaries (collectively, the “Emdeon Subgroup”) has income or gain from the sale of assets (including a subsidiary) outside the ordinary course of business, extinguishment of debt or other extraordinary transaction (“Extraordinary Gains”), Emdeon will make a payment to the Registrant and its subsidiaries (collectively, the “WebMD Subgroup”) equal to 35% of the amount of the WebMD Subgroup’s net operating losses (“NOLs”) that are absorbed in the consolidated tax return as a result of the incurrence of such Extraordinary Gains.
     Except for the modifications described above, the terms of the Amended Agreement are substantially the same as the terms of the Prior Agreement. A description of the terms of the Prior Agreement appears under the heading “Certain Relationships and Related Party Transactions — Agreements between Us and Our Parent — Tax Sharing Agreement” in the Prospectus filed by the Registrant on September 29, 2005 and, to the extent required by Item 1.01 of Form 8-K, that description is incorporated by reference in this Item 1.01 pursuant to General Instruction B.3 of Form 8-K. In addition, to the extent required by Item 1.01 of Form 8-K, the Prior Agreement itself, a copy of which was filed by the Registrant on September 14, 2005 as Exhibit 10.1 to its Registration Statement on Form S-1 (No. 333-124832), is incorporated by reference in this Item 1.01 pursuant to General Instruction B.3 of Form 8-K.

Item 8.01. Other Events
     On February 16, 2006, Emdeon issued a press release announcing that, in connection with inquiries received from several third parties expressing an interest in acquiring its Emdeon Business Services and Emdeon Practice Services segments, its Board of Directors has authorized commencing a process to evaluate strategic alternatives relating to these businesses to maximize stockholder value. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are filed herewith:

10.1	Amended and Restated Tax Sharing Agreement, dated as of February 15, 2006, between Emdeon Corporation and the Registrant (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Emdeon Corporation on February 16, 2006)

99.1	Press Release issued by Emdeon Corporation on February 16, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Emdeon Corporation on February 16, 2006)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: February 16, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated Tax Sharing Agreement, dated as of February 15, 2006, between Emdeon Corporation and the Registrant (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Emdeon Corporation on February 16, 2006)

99.1	Press Release issued by Emdeon Corporation on February 16, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Emdeon Corporation on February 16, 2006)

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